EXHIBIT 99.5

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC.                       ACCRUAL BASIS

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

JUDGE: BARBARA J. HOUSER

                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS

                                 SIXTH DIVISION

                            MONTHLY OPERATING REPORT

                         MONTH ENDING: NOVEMBER 30, 2000


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS-1 THROUGH ACCRUAL BASIS-7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.


RESPONSIBLE  PARTY:

/s/ DREW KEITH                                      CHIEF FINANCIAL OFFICER
-------------------------------------------         ---------------------------
ORIGINAL  SIGNATURE  OF  RESPONSIBLE  PARTY                   TITLE

Drew Keith                                                   12/20/00
-------------------------------------------         ---------------------------
PRINTED NAME OF RESPONSIBLE PARTY                              DATE

PREPARER:

/s/ KEVIN K. CRAIG                                  CONTROLLER, KITTY HAWK INC.
-------------------------------------------         ---------------------------
ORIGINAL  SIGNATURE  OF  PREPARER                              TITLE

Kevin K. Craig                                               12/20/00
-------------------------------------------         ---------------------------
PRINTED NAME OF PREPARER                                       DATE

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-1

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

COMPARATIVE BALANCE SHEET
---------------------------------------------------------------------------------------------------------------------------
                                                                               MONTH               MONTH            MONTH
                                                       SCHEDULE    --------------------------------------------------------
ASSETS                                                  AMOUNT            OCTOBER, 2000       NOVEMBER, 2000
---------------------------------------------------------------------------------------------------------------------------
1.  UNRESTRICTED CASH                                                      $11,403              $18,994
---------------------------------------------------------------------------------------------------------------------------
2.  RESTRICTED CASH                                                             $0                   $0
---------------------------------------------------------------------------------------------------------------------------
3.  TOTAL CASH                                              $0             $11,403              $18,994                 $0
---------------------------------------------------------------------------------------------------------------------------
4.  ACCOUNTS RECEIVABLE (NET)                      $41,314,895         $45,871,879          $41,823,498
---------------------------------------------------------------------------------------------------------------------------
5.  INVENTORY                                                                   $0                   $0
---------------------------------------------------------------------------------------------------------------------------
6.  NOTES RECEIVABLE                                                            $0                   $0
---------------------------------------------------------------------------------------------------------------------------
7.  PREPAID EXPENSES                                   $35,445            $110,446              $60,446
---------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                           $102,257,281         $29,257,302          $32,200,731
---------------------------------------------------------------------------------------------------------------------------
9.  TOTAL CURRENT ASSETS                          $143,607,621         $75,251,030          $74,103,669                 $0
---------------------------------------------------------------------------------------------------------------------------
10. PROPERTY, PLANT & EQUIPMENT                     $2,455,211          $4,680,431           $4,673,382
---------------------------------------------------------------------------------------------------------------------------
11. LESS: ACCUMULATED
    DEPRECIATION/DEPLETION                                              $2,324,407           $2,404,743
---------------------------------------------------------------------------------------------------------------------------
12. NET PROPERTY, PLANT &
    EQUIPMENT                                       $2,455,211          $2,356,024           $2,268,639                 $0
---------------------------------------------------------------------------------------------------------------------------
13. DUE FROM INSIDERS                                                           $0                   $0
---------------------------------------------------------------------------------------------------------------------------
14. OTHER ASSETS - NET OF
    AMORTIZATION (ATTACH LIST)                                                  $0                   $0
---------------------------------------------------------------------------------------------------------------------------
15. OTHER (ATTACH LIST)                                                         $0
---------------------------------------------------------------------------------------------------------------------------
16. TOTAL ASSETS                                  $146,062,832         $77,607,054          $76,372,308                 $0
---------------------------------------------------------------------------------------------------------------------------
POSTPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
17. ACCOUNTS PAYABLE                                                      $913,187             $878,600
---------------------------------------------------------------------------------------------------------------------------
18. TAXES PAYABLE                                                       $1,040,314             $881,040
---------------------------------------------------------------------------------------------------------------------------
19. NOTES PAYABLE                                                               $0                   $0
---------------------------------------------------------------------------------------------------------------------------
20. PROFESSIONAL FEES                                                           $0                   $0
---------------------------------------------------------------------------------------------------------------------------
21. SECURED DEBT                                                                $0                   $0
---------------------------------------------------------------------------------------------------------------------------
22. OTHER (ATTACH LIST)                                                 $1,830,980           $1,409,819
---------------------------------------------------------------------------------------------------------------------------
23. TOTAL POSTPETITION
    LIABILITIES                                                         $3,784,481           $3,169,459                 $0
---------------------------------------------------------------------------------------------------------------------------
PREPETITION LIABILITIES
---------------------------------------------------------------------------------------------------------------------------
24. SECURED DEBT                                                                $0                   $0
---------------------------------------------------------------------------------------------------------------------------
25. PRIORITY DEBT                                     $496,687                  $0                   $0
---------------------------------------------------------------------------------------------------------------------------
26. UNSECURED DEBT                                 $78,864,376          $5,091,940           $5,091,940
---------------------------------------------------------------------------------------------------------------------------
27. OTHER (ATTACH LIST)                                                 $5,603,944           $5,603,944
---------------------------------------------------------------------------------------------------------------------------
28. TOTAL PREPETITION LIABILITIES                  $79,361,063         $10,695,884          $10,695,884                 $0
---------------------------------------------------------------------------------------------------------------------------
29. TOTAL LIABILITIES                              $79,361,063         $14,480,365          $13,865,343                 $0
---------------------------------------------------------------------------------------------------------------------------
EQUITY
---------------------------------------------------------------------------------------------------------------------------
30. PREPETITION OWNERS' EQUITY                                         $62,156,580          $62,156,580
---------------------------------------------------------------------------------------------------------------------------
31. POSTPETITION CUMULATIVE
    PROFIT OR (LOSS)                                                      $970,109             $350,385
---------------------------------------------------------------------------------------------------------------------------
32. DIRECT CHARGES TO EQUITY
    (ATTACH EXPLANATION)                                                        $0                   $0
---------------------------------------------------------------------------------------------------------------------------
33. TOTAL EQUITY                                            $0         $63,126,689          $62,506,965                 $0
---------------------------------------------------------------------------------------------------------------------------
34. TOTAL LIABILITIES &
    OWNERS' EQUITY                                 $79,361,063         $77,607,054          $76,372,308                 $0
---------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-2

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

INCOME STATEMENT
----------------------------------------------------------------------------------------------------------------------------
                                                              MONTH                  MONTH              MONTH
                                                      -------------------------------------------------------------  QUARTER
REVENUES                                                   OCTOBER, 2000        NOVEMBER, 2000                        TOTAL
----------------------------------------------------------------------------------------------------------------------------
1.  GROSS REVENUES                                      $16,789,197           $14,594,495                       $31,383,692
----------------------------------------------------------------------------------------------------------------------------
2.  LESS: RETURNS & DISCOUNTS                                    $0                    $0                                $0
----------------------------------------------------------------------------------------------------------------------------
3.  NET REVENUE                                         $16,789,197           $14,594,495              $0       $31,383,692
----------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
----------------------------------------------------------------------------------------------------------------------------
4.  MATERIAL                                                     $0                    $0                                $0
----------------------------------------------------------------------------------------------------------------------------
5.  DIRECT LABOR                                                 $0                    $0                                $0
----------------------------------------------------------------------------------------------------------------------------
6.  DIRECT OVERHEAD                                              $0                    $0                                $0
----------------------------------------------------------------------------------------------------------------------------
7.  TOTAL COST OF GOODS SOLD                                     $0                    $0                                $0
----------------------------------------------------------------------------------------------------------------------------
8.  GROSS PROFIT                                        $16,789,197           $14,594,495              $0       $31,383,692
----------------------------------------------------------------------------------------------------------------------------
OPERATING  EXPENSES
----------------------------------------------------------------------------------------------------------------------------
9.  OFFICER/INSIDER COMPENSATION                            $13,788               $12,308                           $26,096
----------------------------------------------------------------------------------------------------------------------------
10. SELLING & MARKETING                                          $0                    $0                                $0
----------------------------------------------------------------------------------------------------------------------------
11. GENERAL & ADMINISTRATIVE                             $1,233,078            $1,136,404                        $2,369,482
----------------------------------------------------------------------------------------------------------------------------
12. RENT & LEASE                                           $283,767              $283,767                          $567,534
----------------------------------------------------------------------------------------------------------------------------
13. OTHER (ATTACH LIST)                                 $14,842,961           $13,973,625                       $28,816,586
----------------------------------------------------------------------------------------------------------------------------
14. TOTAL OPERATING EXPENSES                            $16,373,594           $15,406,104              $0       $31,779,698
----------------------------------------------------------------------------------------------------------------------------
15. INCOME BEFORE NON-OPERATING
    INCOME & EXPENSE                                       $415,603             ($811,609)             $0         ($396,006)
----------------------------------------------------------------------------------------------------------------------------
OTHER INCOME & EXPENSES
----------------------------------------------------------------------------------------------------------------------------
16. NON-OPERATING INCOME (ATT. LIST)                        ($2,500)                   $0                           ($2,500)
----------------------------------------------------------------------------------------------------------------------------
17. NON-OPERATING EXPENSE (ATT.  LIST                            $0                $1,168                            $1,168
----------------------------------------------------------------------------------------------------------------------------
18. INTEREST EXPENSE                                       $191,724              $135,854                          $327,578
----------------------------------------------------------------------------------------------------------------------------
19. DEPRECIATION/DEPLETION                                  $50,920               $84,217                          $135,137
----------------------------------------------------------------------------------------------------------------------------
20. AMORTIZATION                                                 $0                    $0                                $0
----------------------------------------------------------------------------------------------------------------------------
21. OTHER (ATTACH LIST)                                          $0                    $0                                $0
----------------------------------------------------------------------------------------------------------------------------
22. NET OTHER INCOME & EXPENSES                            $240,144              $221,239              $0          $461,383
----------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
----------------------------------------------------------------------------------------------------------------------------
23. PROFESSIONAL FEES                                            $0                    $0                                $0
----------------------------------------------------------------------------------------------------------------------------
24. U.S. TRUSTEE FEES                                            $0                    $0                                $0
----------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                          $0                    $0                                $0
----------------------------------------------------------------------------------------------------------------------------
26. TOTAL REORGANIZATION EXPENSES                                $0                    $0                                $0
----------------------------------------------------------------------------------------------------------------------------
27. INCOME TAX                                              $70,183             ($413,140)                        ($342,957)
----------------------------------------------------------------------------------------------------------------------------
28. NET PROFIT (LOSS)                                      $105,276             ($619,708)             $0         ($514,432)
----------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-3

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

---------------------------------------------------------------------------------------------------------------------------------
                                                               MONTH                MONTH              MONTH
CASH RECEIPTS AND                                       ----------------------------------------------------------      QUARTER
DISBURSEMENTS                                              OCTOBER, 2000        NOVEMBER, 2000                           TOTAL
-------------------------------------------------------------------------------------------------------------------------------
1.  CASH - BEGINNING OF MONTH                               $81,097               $11,404                              $81,097
-------------------------------------------------------------------------------------------------------------------------------
RECEIPTS FROM OPERATIONS
-------------------------------------------------------------------------------------------------------------------------------
2.  CASH SALES                                                   $0                    $0              $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
COLLECTION OF ACCOUNTS RECEIVABLE
-------------------------------------------------------------------------------------------------------------------------------
3.  PREPETITION                                                  $0                    $0                                   $0
-------------------------------------------------------------------------------------------------------------------------------
4.  POSTPETITION                                        $12,727,770           $13,672,378                          $26,400,148
-------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL OPERATING RECEIPTS                            $12,727,770           $13,672,378              $0          $26,400,148
-------------------------------------------------------------------------------------------------------------------------------
NON - OPERATING RECEIPTS
-------------------------------------------------------------------------------------------------------------------------------
6.  LOANS & ADVANCES (ATTACH LIST)                               $0                    $0                                   $0
-------------------------------------------------------------------------------------------------------------------------------
7.  SALE OF ASSETS                                               $0                    $0                                   $0
-------------------------------------------------------------------------------------------------------------------------------
8.  OTHER (ATTACH LIST)                                ($12,797,463)         ($13,664,788)                        ($26,462,251)
-------------------------------------------------------------------------------------------------------------------------------
9.  TOTAL NON-OPERATING RECEIPTS                       ($12,797,463)         ($13,664,788)             $0         ($26,462,251)
-------------------------------------------------------------------------------------------------------------------------------
10. TOTAL RECEIPTS                                         ($69,693)               $7,590              $0             ($62,103)
-------------------------------------------------------------------------------------------------------------------------------
11. TOTAL CASH AVAILABLE                                    $11,404               $18,994              $0              $18,994
-------------------------------------------------------------------------------------------------------------------------------
OPERATING DISBURSEMENTS
-------------------------------------------------------------------------------------------------------------------------------
12. NET PAYROLL                                                                                                             $0
-------------------------------------------------------------------------------------------------------------------------------
13. PAYROLL TAXES PAID                                                                                                      $0
-------------------------------------------------------------------------------------------------------------------------------
14. SALES, USE & OTHER TAXES PAID                                                                                           $0
-------------------------------------------------------------------------------------------------------------------------------
15. SECURED/RENTAL/LEASES                                                                                                   $0
-------------------------------------------------------------------------------------------------------------------------------
16. UTILITIES                                                                                                               $0
-------------------------------------------------------------------------------------------------------------------------------
17. INSURANCE                                                                                                               $0
-------------------------------------------------------------------------------------------------------------------------------
18. INVENTORY PURCHASES                                                                                                     $0
-------------------------------------------------------------------------------------------------------------------------------
19. VEHICLE EXPENSES                                                                                                        $0
-------------------------------------------------------------------------------------------------------------------------------
20. TRAVEL                                                                                                                  $0
-------------------------------------------------------------------------------------------------------------------------------
21. ENTERTAINMENT                                                                                                           $0
-------------------------------------------------------------------------------------------------------------------------------
22. REPAIRS & MAINTENANCE                                                                                                   $0
-------------------------------------------------------------------------------------------------------------------------------
23. SUPPLIES                                                                                                                $0
-------------------------------------------------------------------------------------------------------------------------------
24. ADVERTISING                                                                                                             $0
-------------------------------------------------------------------------------------------------------------------------------
25. OTHER (ATTACH LIST)                                                                                                     $0
-------------------------------------------------------------------------------------------------------------------------------
26. TOTAL OPERATING DISBURSEMENTS                                $0                    $0              $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
REORGANIZATION EXPENSES
-------------------------------------------------------------------------------------------------------------------------------
27. PROFESSIONAL FEES                                                                                                       $0
-------------------------------------------------------------------------------------------------------------------------------
28. U.S. TRUSTEE FEES                                                                                                       $0
-------------------------------------------------------------------------------------------------------------------------------
29. OTHER (ATTACH LIST)                                                                                                     $0
-------------------------------------------------------------------------------------------------------------------------------
30. TOTAL REORGANIZATION EXPENSES                                $0                    $0              $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
31. TOTAL DISBURSEMENTS                                          $0                    $0              $0                   $0
-------------------------------------------------------------------------------------------------------------------------------
32. NET CASH FLOW                                          ($69,693)               $7,590              $0             ($62,103)
-------------------------------------------------------------------------------------------------------------------------------
33. CASH - END OF MONTH                                     $11,404               $18,994              $0              $18,994
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-4

CASE NUMBER:  400-42145-BJH-11                          02/13/95, RWD, 2/96

-------------------------------------------------------------------------------------------------------------------------------
                                                                                   MONTH                 MONTH           MONTH
                                                         SCHEDULE       -------------------------------------------------------
ACCOUNTS RECEIVABLE AGING                                 AMOUNT              OCTOBER, 2000         NOVEMBER, 2000
-------------------------------------------------------------------------------------------------------------------------------
1.  0-30                                              $21,518,319           $17,299,434           $23,185,336
-------------------------------------------------------------------------------------------------------------------------------
2.  31-60                                             $14,127,296            $9,839,660            $2,083,332
-------------------------------------------------------------------------------------------------------------------------------
3.  61-90                                              $2,070,404            $2,066,187              $583,922
-------------------------------------------------------------------------------------------------------------------------------
4.  91+                                                $3,598,876           $10,647,856            $9,858,516
-------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL ACCOUNTS RECEIVABLE                         $41,314,895           $39,853,137           $35,711,106               $0
-------------------------------------------------------------------------------------------------------------------------------
6.  AMOUNT CONSIDERED UNCOLLECTIBLE                                                                                         $0
-------------------------------------------------------------------------------------------------------------------------------
7.  ACCOUNTS RECEIVABLE (NET)                         $41,314,895           $39,853,137           $35,711,106               $0
-------------------------------------------------------------------------------------------------------------------------------
AGING OF POSTPETITION TAXES AND PAYABLES                                           MONTH: NOVEMBER, 2000
------------------------------------------------------------------------------------------------------------------------------
                                      0-30                31-60                61-90                  91+
TAXES PAYABLE                         DAYS                DAYS                 DAYS                  DAYS             TOTAL
------------------------------------------------------------------------------------------------------------------------------
1.  FEDERAL                         $881,040                                                                         $881,040
------------------------------------------------------------------------------------------------------------------------------
2.  STATE                                                                                                                  $0
------------------------------------------------------------------------------------------------------------------------------
3.  LOCAL                                                                                                                  $0
------------------------------------------------------------------------------------------------------------------------------
4.  OTHER (ATTACH LIST)                                                                                                    $0
------------------------------------------------------------------------------------------------------------------------------
5.  TOTAL TAXES PAYABLE             $881,040                  $0                    $0                    $0         $881,040
------------------------------------------------------------------------------------------------------------------------------
6.  ACCOUNTS PAYABLE                $563,184             $61,663               $72,819              $180,934         $878,600
------------------------------------------------------------------------------------------------------------------------------
STATUS OF POSTPETITION TAXES                                                       MONTH: NOVEMBER, 2000
-------------------------------------------------------------------------------------------------------------------------------
                                                        BEGINNING             AMOUNT                                    ENDING
                                                           TAX             WITHHELD AND/            AMOUNT               TAX
FEDERAL                                                LIABILITY*           0R ACCRUED               PAID             LIABILITY
-------------------------------------------------------------------------------------------------------------------------------
1.  WITHHOLDING**                                             $0              $235,740              $235,740               $0
------------------------------------------------------------------------------------------------------------------------------
2.  FICA-EMPLOYEE**                                           $0                                                           $0
------------------------------------------------------------------------------------------------------------------------------
3.  FICA-EMPLOYER**                                           $0                                                           $0
------------------------------------------------------------------------------------------------------------------------------
4.  UNEMPLOYMENT                                              $0                                                           $0
------------------------------------------------------------------------------------------------------------------------------
5.  INCOME                                                    $0                                                           $0
------------------------------------------------------------------------------------------------------------------------------
6.  OTHER (ATTACH LIST)                               $1,040,314              $881,040            $1,040,314         $881,040
------------------------------------------------------------------------------------------------------------------------------
7.  TOTAL FEDERAL TAXES                               $1,040,314            $1,116,780            $1,276,054         $881,040
------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------
8.  WITHHOLDING                                               $0                                                           $0
------------------------------------------------------------------------------------------------------------------------------
9.  SALES                                                     $0                                                           $0
------------------------------------------------------------------------------------------------------------------------------
10. EXCISE                                                    $0                                                           $0
------------------------------------------------------------------------------------------------------------------------------
11. UNEMPLOYMENT                                              $0                                                           $0
------------------------------------------------------------------------------------------------------------------------------
12. REAL PROPERTY                                             $0                                                           $0
------------------------------------------------------------------------------------------------------------------------------
13. PERSONAL PROPERTY                                         $0                                                           $0
------------------------------------------------------------------------------------------------------------------------------
14. OTHER (ATTACH LIST)                                       $0                                                           $0
------------------------------------------------------------------------------------------------------------------------------
15. TOTAL STATE & LOCAL                                       $0                    $0                    $0               $0
------------------------------------------------------------------------------------------------------------------------------
16. TOTAL TAXES                                       $1,040,314            $1,116,780            $1,276,054         $881,040
------------------------------------------------------------------------------------------------------------------------------

* The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.
** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment or deposit.

                                                        MONTHLY OPERATING REPORT

CASE NAME:  KITTY HAWK CARGO, INC                       ACCRUAL BASIS-5

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96


The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                                  MONTH: NOVEMBER, 2000
-----------------------------------------------------------------------------------------------------------------------
BANK RECONCILIATIONS                                   Account #1            Account #2      Account #3
-----------------------------------------------------------------------------------------------------------------------
A.       BANK:                                         Bank One
------------------------------------------------------------------------------------------------------
B.       ACCOUNT NUMBER:                              1559691298                                                TOTAL
------------------------------------------------------------------------------------------------------
C.       PURPOSE (TYPE):                           Operations Account
-----------------------------------------------------------------------------------------------------------------------
1.  BALANCE PER BANK STATEMENT                                     $0                                               $0
-----------------------------------------------------------------------------------------------------------------------
2.  ADD: TOTAL DEPOSITS NOT CREDITED                               $0                                               $0
-----------------------------------------------------------------------------------------------------------------------
3.  SUBTRACT: OUTSTANDING CHECKS                                   $0                                               $0
-----------------------------------------------------------------------------------------------------------------------
4.  OTHER RECONCILING ITEMS                                   ($5,374)                                         ($5,374)
-----------------------------------------------------------------------------------------------------------------------
5.  MONTH END BALANCE PER BOOKS                               ($5,374)             $0              $0          ($5,374)
-----------------------------------------------------------------------------------------------------------------------
6.  NUMBER OF LAST CHECK WRITTEN
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT ACCOUNTS
-------------------------------------------------------------------------------------------------------------------------------
                                                                 DATE OF               TYPE OF        PURCHASE         CURRENT
BANK, ACCOUNT NAME & NUMBER                                     PURCHASE             INSTRUMENT         PRICE           VALUE
-------------------------------------------------------------------------------------------------------------------------------
7.  N/A
-------------------------------------------------------------------------------------------------------------------------------
8.
-------------------------------------------------------------------------------------------------------------------------------
9.
-------------------------------------------------------------------------------------------------------------------------------
10.
-------------------------------------------------------------------------------------------------------------------------------
11. TOTAL INVESTMENTS                                                                                      $0               $0
-------------------------------------------------------------------------------------------------------------------------------
CASH
-------------------------------------------------------------------------------------------------------------------------------
12. CURRENCY ON HAND                                                                                                   $24,368
-------------------------------------------------------------------------------------------------------------------------------
13. TOTAL CASH - END OF MONTH                                                                                          $18,994
-------------------------------------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT


CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL BASIS-6

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH:  NOVEMBER, 2000

--------------------------------------------------------------------------------
PAYMENTS TO INSIDERS AND PROFESSIONALS
--------------------------------------------------------------------------------

OF THE TOTAL DISBURSEMENTS SHOWN FOR THE MONTH, LIST THE AMOUNT PAID TO INSIDERS (AS DEFINED IN SECTION 101 (31) (A)-(F) OF THE U.S. BANKRUPTCY CODE) AND TO PROFESSIONALS. ALSO, FOR PAYMENTS TO INSIDERS, IDENTIFY THE TYPE OF COMPENSATION PAID (e.g. SALARY, BONUS, COMMISSIONS, INSURANCE, HOUSING ALLOWANCE, TRAVEL, CAR ALLOWANCE, ETC.). ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------
                                    INSIDERS
--------------------------------------------------------------------------------
                            TYPE OF              AMOUNT         TOTAL PAID
      NAME                  PAYMENT               PAID            TO DATE
--------------------------------------------------------------------------------
1.  Toby Skaar              Salary              $12,308          $76,627
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO INSIDERS                                 $12,308          $76,627
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                  PROFESSIONALS
--------------------------------------------------------------------------------
               DATE OF COURT                                             TOTAL
             ORDER AUTHORIZING    AMOUNT      AMOUNT     TOTAL PAID     INCURRED
    NAME         PAYMENT         APPROVED      PAID        TO DATE     & UNPAID*
--------------------------------------------------------------------------------
1.  SEE KITTY HAWK, INC. MOR - CASE# 00-42141-BJH-11
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
5.
--------------------------------------------------------------------------------
6.  TOTAL PAYMENTS
    TO PROFESSIONALS                 $0          $0           $0           $0
--------------------------------------------------------------------------------

*  INCLUDE  ALL  FEES  INCURRED,  BOTH  APPROVED  AND  UNAPPROVED

POSTPETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
PROTECTION PAYMENTS

-----------------------------------------------------------------------------------------------------
                                                                SCHEDULED      AMOUNTS
                                                                 MONTHLY        PAID        TOTAL
                                                                 PAYMENTS      DURING       UNPAID
                NAME OF CREDITOR                                    DUE        MONTH     POSTPETITION
-----------------------------------------------------------------------------------------------------
1.   National City Bank & Ft Wayne - Allen County               $183,476      $184,600        $0
-----------------------------------------------------------------------------------------------------
2.   Ridgely - City of Philadelphia - PHL                        $25,508       $25,508        $0
-----------------------------------------------------------------------------------------------------
3.   NY/NJ Airport Authority - EWR                               $27,792       $28,437        $0
-----------------------------------------------------------------------------------------------------
4.   City of Los Angeles - LAX                                   $39,562       $34,022        $0
-----------------------------------------------------------------------------------------------------
5.   Airport Group Int'l - ATL                                   $11,550       $11,200        $0
-----------------------------------------------------------------------------------------------------
6.   TOTAL                                                      $287,889      $283,767        $0
-----------------------------------------------------------------------------------------------------

                                                        MONTHLY OPERATING REPORT

CASE NAME: KITTY HAWK CARGO, INC                        ACCRUAL  BASIS-7

CASE NUMBER: 400-42145-BJH-11                           02/13/95, RWD, 2/96

                                                        MONTH: NOVEMBER, 2000
------------------------------------
QUESTIONNAIRE
--------------------------------------------------------------------------------
                                                                 YES        NO
--------------------------------------------------------------------------------
1.  HAVE ANY ASSETS BEEN SOLD OR TRANSFERRED OUTSIDE                        X
    THE NORMAL COURSE OF BUSINESS THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
2.  HAVE ANY FUNDS BEEN DISBURSED FROM ANY ACCOUNT                          X
    OTHER THAN A DEBTOR IN POSSESSION ACCOUNT?
--------------------------------------------------------------------------------
3.  ARE ANY POSTPETITION RECEIVABLES (ACCOUNTS, NOTES, OR                   X
    LOANS) DUE FROM RELATED PARTIES?
--------------------------------------------------------------------------------
4.  HAVE ANY PAYMENTS BEEN MADE ON PREPETITION LIABILITIES                  X
    THIS REPORTING PERIOD?
--------------------------------------------------------------------------------
5.  HAVE ANY POSTPETITION LOANS BEEN RECEIVED BY THE                        X
    DEBTOR FROM ANY PARTY?
--------------------------------------------------------------------------------
6.  ARE ANY POSTPETITION PAYROLL TAXES PAST DUE?                            X
--------------------------------------------------------------------------------
7.  ARE ANY POSTPETITION STATE OR FEDERAL INCOME TAXES                      X
    PAST DUE?
--------------------------------------------------------------------------------
8.  ARE ANY POSTPETITION REAL ESTATE TAXES PAST DUE?                        X
--------------------------------------------------------------------------------
9.  ARE ANY OTHER POSTPETITION TAXES PAST DUE?                              X
--------------------------------------------------------------------------------
10. ARE ANY AMOUNTS OWED TO POSTPETITION CREDITORS                          X
    DELINQUENT?
--------------------------------------------------------------------------------
11. HAVE ANY PREPETITION TAXES BEEN PAID DURING THE                         X
    REPORTING PERIOD?
--------------------------------------------------------------------------------
12. ARE ANY WAGE PAYMENTS PAST DUE?                                         X
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "YES," PROVIDE A DETAILED EXPLANATION OF EACH ITEM. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INSURANCE
--------------------------------------------------------------------------------
                                                                 YES        NO
--------------------------------------------------------------------------------
1.  ARE WORKER'S COMPENSATION, GENERAL LIABILITY AND OTHER        X
    NECESSARY INSURANCE COVERAGES IN EFFECT?
--------------------------------------------------------------------------------
2.  ARE ALL PREMIUM PAYMENTS PAID CURRENT?                        X
--------------------------------------------------------------------------------
3.  PLEASE ITEMIZE POLICIES BELOW.
--------------------------------------------------------------------------------

IF THE ANSWER TO ANY OF THE ABOVE QUESTIONS IS "NO," OR IF ANY POLICIES HAVE BEEN CANCELLED OR NOT RENEWED DURING THIS REPORTING PERIOD, PROVIDE AN EXPLANATION BELOW. ATTACH ADDITIONAL SHEETS IF NECESSARY.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    INSTALLMENT  PAYMENTS
--------------------------------------------------------------------------------
 TYPE  OF                                                         PAYMENT AMOUNT
  POLICY         CARRIER             PERIOD COVERED                & FREQUENCY
--------------------------------------------------------------------------------
SEE KITTY HAWK, INC. MOR - CASE # 00-42141-BJH-11
--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC.                           FOOTNOTES SUPPLEMENT

CASE  NUMBER: 400-42145-BJH-11                              ACCRUAL BASIS

                                                            MONTH: November 2000
--------------------------------------------------------------------------------
   ACCRUAL BASIS       LINE
    FORM NUMBER       NUMBER                     FOOTNOTE/EXPLANATION
--------------------------------------------------------------------------------
       6                       All Professional fees related to the
                                  Reorganization of the Company are disbursed
                                  out of Kitty Hawk, Inc. (Parent Company).
                                  Refer to Case # 400-42141
--------------------------------------------------------------------------------
       7                       All insurance plans related to the Company are
                                  carried at Kitty Hawk, Inc. (Parent Company). Refer to Case # 400-42141.
--------------------------------------------------------------------------------
       3                3      The current general ledger system is not able to
                                  provide a detail of customer cash receipts
                                  segregated by prepetion accounts receivable
                                  and post petition accounts receivable.
                                  Therefore, cash receipts is provided in total for the month.
--------------------------------------------------------------------------------
       3                8      All cash received into the Company cash accounts
                                  is swept each night to Kitty Hawk, Inc. Master Account (see Case #400-42141).
--------------------------------------------------------------------------------
       3                31     All disbursements (either by wire transfer or
                                  check), including payroll are disbursed out of the Kitty Hawk, Inc. controlled disbursement account.
--------------------------------------------------------------------------------
       4                6      All assessment of uncollectible accounts
                                  receivable are done at Kitty Hawk, Inc. Refer to Case #400-4214. All reserves are recorded at Inc. and pushed down to Inc.'s subsidiaries as deemed necessary.
--------------------------------------------------------------------------------
       4                7      The A/R aging does not reconcile to the general
                                  ledger due to historical system problems. In
                                  addition, A/R aging is for Trade A/R only.
--------------------------------------------------------------------------------
       4                6      Accounts payable on the aging are in the 60 and
                                  90 day categories due to wire transfers sent
                                  as prepayment on Kitty Hawk Inc. (Case
                                  #400-42141) A/P aging and invoices on Kitty
                                  Hawk Cargo Aging. Company is working on
                                  clearing these items.
--------------------------------------------------------------------------------

CASE NAME: KITTY HAWK CARGO, INC

CASE NUMBER:  400-42145-BJH-11

DETAILS OF OTHER ITEMS                                 NOVEMBER, 2000


ACCRUAL BASIS-1

8.   OTHER (ATTACH LIST)                                 $ 32,200,731 Reported
                                                      ----------------
        Net of all I/C Accts Receivable/Payable            31,994,717
        Intangibles - Other                                   154,458
        Deposits                                               51,556
                                                      ----------------
                                                           32,200,731 Detail
                                                      ----------------
                                                                    - Difference
                                                      ----------------


22.  OTHER (ATTACH LIST)                                  $ 1,409,819 Reported
                                                      ----------------
        Accrued Liabilities                                   562,819
        Accrued Salaries & PR Taxes                           631,717
        Less:  FET Taxes Payable (Line 18)                   (881,040)
        Post-petition Fed Inc Tax                           1,096,323
                                                      ----------------
           *** FET recorded in Taxes Payable                1,409,819 Detail
                                                      ----------------
                                                                    - Difference
                                                      ----------------


27.  OTHER (ATTACH LIST)                                  $ 5,603,944 Reported
                                                      ----------------
        Pre-petition Fed Inc Tax                            4,022,982
        Pre-petition Deposits                                 479,840
        Pre-petition Taxes Other                                    -
        Pre-petition Accrued Liabilities                    1,101,122
                                                      ----------------
                                                            5,603,944 Detail
                                                      ----------------
                                                                    - Difference
                                                      ----------------


ACCRUAL BASIS-2

13.  OTHER (ATTACH LIST)                                  $13,973,625 Reported
                                                      ----------------
          Aircraft Costs                                    2,087,235
          I/C Aircraft Costs (KHA)                          5,032,238
          KHC Ground Handling (Operations Payroll)            927,294
          Outstation Ground Handling                        1,204,145
          Trucking Costs                                      436,480
          Fuel                                              3,855,014
          Contract Labor                                       23,922
          Other                                               407,297
                                                      ----------------
                                                           13,973,625 Detail
                                                      ----------------
                                                                    - Difference

ACCRUAL BASIS-3

8.   OTHER (ATTACH LIST)                                  (13,664,788)Reported
                                                      ----------------
        Transfer to Inc - all money sweeps                (13,664,788)Detail
                                                      ----------------
           to KH Inc. Case #400-42141                               - Difference
                                                      ----------------


ACCRUAL BASIS-4

6.   OTHER (ATTACH LIST)                                    1,921,354 Reported
                                                      ----------------
        FET (720) 10/01-15/00 Pd 11/14                     466,714.23
        FET (720) 10/15-31/00 Pd 11/27                     573,600.04
        FET (720) 11/01-30/00                              881,040.15
                                                      ----------------
                                                            1,921,354 Detail
                                                      ----------------
                                                                    - Difference
                                                      ----------------